		Exhibit 8.1

ABB Ltd, Consolidated subsidiaries (excluding dormant subsidiaries) as per December 31, 2017
Country	Name	ABB Interest %
Algeria	ABB Algeria SpA Asea Brown Boveri	99.94
Algeria	ABB Algerie Produits SpA	69.46
Algeria	SARPI - Société Algérienne pour la réalisation de projets industriels	50.00
Angola	Asea Brown Boveri Electrica SGPS (Angola) Limitada	100.00
Argentina	ABB S.A.	100.00
Australia	ABB Australia Pty Limited	100.00
Australia	ABB Enterprise Software Pty Ltd	100.00
Australia	ABB Finance (Australia) Pty Limited	100.00
Australia	ABB Group Holdings Pty. Ltd.	100.00
Australia	ABB Group Investment Management Pty. Ltd.	100.00
Australia	Ventyx International Pty Ltd	100.00
Australia	Ventyx Managed Services Pty Ltd	100.00
Austria	ABB AG	100.00
Austria	B&R Holding GmbH	100.00
Austria	B&R Industrial Automation GmbH	100.00
Bahrain	ABB Technologies W.L.L.	100.00
Bangladesh	ABB Limited	100.00
Belarus	Asea Brown Boveri LLC	100.00
Belgium	ABB N.V.	100.00
Belgium	Thomas & Betts European Centre S.A.	100.00
Bolivia, Plurinational State of	Asea Brown Boveri Ltda.	99.99
Botswana	ABB (Pty) Ltd.	100.00
Brazil	ABB Ltda.	100.00
Brazil	B&R Automacao Industrial Ltda.	100.00
Bulgaria	ABB Bulgaria EOOD	100.00
Cameroon	Asea Brown Boveri S.A.	99.99
Canada	1924116 Alberta ULC	100.00
Canada	ABB Canada Holding Limited Partnership	100.00
Canada	ABB Inc.	100.00
Canada	ABB ONTARIO INC.	100.00
Canada	B&R Industrial Automation Inc.	100.00
Canada	Baldor Electric Canada Inc.	100.00
Canada	Thomas & Betts Limited	100.00
Chile	ABB S.A.	100.00
China	ABB (China) Ltd.	100.00
China	ABB Bailey Beijing Engineering Co. Ltd.	51.00
China	ABB Beijing Drive Systems Co. Ltd.	90.00
China	ABB Chongqing Transformer Company Ltd.	62.20
China	ABB DATONG Traction Transformers Co., Ltd.	50.00
China	ABB Electrical Machines Ltd.	100.00
China	ABB Engineering (Shanghai) Ltd.	100.00
China	ABB Generators Ltd.	51.00
China	ABB Genway Xiamen Electrical Equipment Co. Ltd.	70.00
China	ABB Guangdong Sihui Instrument Transformer Co. Ltd.	100.00
China	ABB Hangzhou Winmation Automation Company Limited	100.00
China	ABB Hefei Transformer Co. Ltd.	100.00
China	ABB High Voltage Switchgear (Xiamen) Company Ltd.	66.00
China	ABB High Voltage Switchgear Co. Ltd. Beijing	60.00
China	ABB Jiangjin Turbo Systems Company Limited	61.00
China	ABB Jiangsu Jingke Instrument Transformer Co., Ltd.	70.00
China	ABB LV Installation Materials Co. Ltd. Beijing	85.70
China	ABB Power Equipment (Xiamen) Co., Ltd.	100.00
China	ABB Robotics (Zhuhai) Ltd	100.00
China	ABB Shanghai Free Trade Zone Industrial Co., Ltd.	100.00
China	ABB Shanghai Motors Co. Ltd.	75.00
China	ABB Shanghai Power System Engineering Co., Ltd.	100.00
China	ABB Shanghai Transformer Co. Ltd.	51.00
China	ABB Shenzhen New Energy System Co., Ltd	100.00
China	ABB Sifang Power System Co. Ltd.	50.00
China	ABB Silver Star Shenzhen Surge Arrestor Co., Ltd.	65.33
China	ABB Tianjin Switchgear Co., Ltd.	60.00
China	ABB Xi'an Power Capacitor Company Limited	100.00
China	ABB Xiamen Corporation Management Service Co., Ltd.	100.00
China	ABB Xiamen Electrical Controlgear Co. Ltd.	80.00
China	ABB Xiamen Energy Conservation Service Company Ltd.	100.00
China	ABB Xiamen Low Voltage Equipment Co. Ltd.	100.00
China	ABB Xiamen Switchgear Co. Ltd.	64.30
China	ABB Xinhui Low Voltage Switchgear Co. Ltd.	90.00
China	ABB Zhongshan Transformer Company Ltd.	51.00
China	B&R Industrial Automation (China) Co., Ltd.	100.00
China	Shanghai ABB Power Transmission Company Ltd.	100.00
China	Shantou Winride Switchgear Co., Ltd.	70.00
China	Yangzhou SAC Switchgear Co., Ltd	55.00
Colombia	ABB Ltda.	100.00
Congo, Democratic Republic of the	ABB SARL	100.00
Cote d'Ivoire	ABB Technology SA	99.40
Croatia	ABB Ltd.	100.00
Czech Republic	ABB s.r.o.	100.00
Czech Republic	B+R automatizace, spol. s.r.o.	100.00
Denmark	ABB A/S	100.00
Denmark	B&R Industriautomatisering A/S	100.00
Ecuador	ABB Ecuador S.A.	96.87
Egypt	ABB Construction (ABACON) S.A.E.	100.00
Egypt	ABB for Electrical Industries (ABB ARAB) S.A.E.	100.00
Egypt	ABB For Feeding Industries SAE	100.00
Egypt	ABB Transformers S.A.E.	65.00
Egypt	ABB Turbochargers S.A.E.	100.00
Egypt	Asea Brown Boveri S.A.E.	100.00
El Salvador	ABB S.A. de CV	100.00
Estonia	ABB AS	100.00
Finland	ABB Oy	100.00
Finland	ABB Technology Oy	100.00
France	ABB France	99.83
France	ABB SAS	100.00
France	B+R Automation Industrielle SARL	100.00
France	Drilling Technical Supply S.A.	100.00
France	Kaufel S.A.	100.00
France	L'Ebenoid	100.00
France	Newron System SAS	99.83
France	Striebel & John France S.A.R.L.	100.00
Germany	ABB AG	100.00
Germany	ABB Ausbildungszentrum Berlin gGmbH	100.00
Germany	ABB Automation GmbH	100.00
Germany	ABB Automation Products GmbH	100.00
Germany	ABB Beteiligungs- und Verwaltungsges. mbH	100.00
Germany	ABB Beteiligungs-Management GmbH	100.00
Germany	ABB Beteiligungsgesellschaft mbH	100.00
Germany	ABB Business Services GmbH	100.00
Germany	ABB gomtec GmbH	100.00
Germany	ABB Immobilien und Projekte GmbH	100.00
Germany	ABB Kaufel GmbH	100.00
Germany	ABB Logistics Center Europe GmbH	100.00
Germany	ABB Solar GmbH	100.00
Germany	ABB Stotz-Kontakt GmbH	100.00
Germany	ABB Striebel & John GmbH	100.00
Germany	ABB Training Center GmbH & Co. KG	100.00
Germany	ABB Wirtschaftsbetriebe GmbH	100.00
Germany	B + R Industrie-Elektronik GmbH	100.00
Germany	Busch-Jaeger Elektro GmbH	100.00
Germany	Hartmann & Braun Grundstücksverwaltungs GmbH	100.00
Germany	Pucaro Elektro-Isolierstoffe GmbH	100.00
Ghana	ABB Power & Automation Limited	100.00
Greece	Asea Brown Boveri Industrial, Technical & Commercial Company of Imports – Exports S.A.	100.00
Hong Kong	ABB (Hong Kong) Ltd.	100.00
Hong Kong	ABB Holding Ltd.	100.00
Hong Kong	ABB Turbo Systems (Hong Kong) Limited	61.00
Hungary	ABB Engineering Trading and Service Ltd.	100.00
Hungary	Thomas & Betts Gyártó Kft.	100.00
India	ABB Global Industries and Services Private Limited	100.00
India	ABB India Limited	75.00
India	B&R Industrial Automation Pvt. Ltd.	100.00
Indonesia	PT ABB Sakti Industri	60.00
Iran, Islamic Republic of	ABB (P.J.S.C.)	100.00
Iraq	Iraq Technology for Advanced Energy LLC	100.00
Ireland	ABB Limited	100.00
Israel	ABB Technologies Ltd.	99.99
Israel	Power-One Renewable Energy Solutions Israel Ltd.	99.99
Italy	ABB S.p.A.	100.00
Italy	B & R Automatzione Industriale S.r.l.	100.00
Italy	Intermagnetics Srl	100.00
Italy	Italtrasfo Srl	100.00
Italy	Power-One Italy S.p.A.	100.00
Japan	ABB Bailey Japan Limited	51.00
Japan	ABB K.K.	100.00
Japan	B&R Industrial Automation K.K.	100.00
Japan	Turbo Systems United Co. Ltd.	60.00
Jordan	ABB Limited/Jordan LLC.	100.00
Jordan	ABB Near East Trading Ltd.	95.00
Kazakhstan	ABB LLP.	100.00
Kenya	ABB Limited	100.00
Korea, Republic of	ABB Ltd.	100.00
Korea, Republic of	B&R Industrial Automation Co., Ltd.	100.00
Kuwait	ABB Engg. Technologies Co. (KSCC)	49.00
Lao People's Democratic Republic	ABB Sole Company Limited	100.00
Latvia	ABB SIA	100.00
Lithuania	ABB UAB	100.00
Malaysia	ABB Holdings Sdn. Bhd.	100.00
Malaysia	ABB Malaysia Sdn Bhd.	100.00
Mauritius	Asea Brown Boveri Ltd.	100.00
Mexico	ABB Mexico S.A. de C.V.	100.00
Mexico	ABB Tecnologias S.A. de C.V.	100.00
Mexico	Asea Brown Boveri S.A. de C.V.	100.00
Mexico	Thomas & Betts Corporacion Mexicana S.A. de C.V.	100.00
Mexico	Thomas & Betts Division Mexico S. de R.L. de C.V.	100.00
Mexico	Thomas & Betts Monterrey S. de R.L. de C.V.	100.00
Mexico	Thomas & Betts Procesos de Manufactura, S. de R.L. de C.V.	100.00
Morocco	ABB S.A.	99.97
Mozambique	ABB Limitada	100.00
Namibia	ABB (Namibia) (Pty) Ltd.	100.00
Namibia	ABB LAFRENZE PROPERTY (PROPERTY) LIMITED	100.00
Netherlands	ABB B.V.	100.00
Netherlands	ABB Capital B.V.	100.00
Netherlands	ABB Equity Ventures B.V.	100.00
Netherlands	ABB Finance B.V.	100.00
Netherlands	ABB Holdings B.V.	100.00
Netherlands	ABB International Holding C.V.	100.00
Netherlands	ABB Investments B.V.	100.00
Netherlands	B&R Industriële Automatisering B.V.	100.00
Netherlands	Power-One Renewable Energy International, B.V.	100.00
Netherlands	PWO Holdings B.V.	100.00
Netherlands	T&B Australia Holding B.V.	100.00
Netherlands	Thomas & Betts Europe C.V.	100.00
Netherlands	Thomas & Betts Holding B.V.	100.00
New Caledonia	ABB SAS	100.00
New Zealand	ABB Limited	100.00
Nigeria	ABBNG Limited	60.00
Norway	ABB AS	100.00
Norway	ABB Holding AS	100.00
Norway	EIE 2 AS	100.00
Oman	ABB LLC,	65.00
Pakistan	ABB (Pvt) Ltd.	100.00
Pakistan	ABB Power & Automation (Private) Limited	99.99
Panama	ABB S.A.	100.00
Panama	Sucursal Panama de ABB SA	100.00
Peru	ABB S.A.	98.53
Philippines	ABB, Inc.	100.00
Poland	ABB Business Services Sp. z o.o.	99.92
Poland	ABB ENTRELEC Sp. z o.o.	100.00
Poland	ABB Sp. z o.o.	99.92
Poland	B&R Automatyka Przemyslowa Sp.z.o.o.	100.00
Portugal	ABB (Asea Brown Boveri), S.A.	100.00
Puerto Rico	Thomas & Betts Caribe, Inc.	100.00
Qatar	ABB LLC	49.00
Qatar	ABB Oryx Motors and Generators Service LLC	49.00
Romania	ABB SRL	100.00
Russian Federation	ABB Electrical Equipment Ltd.	100.00
Russian Federation	ABB Ltd.	100.00
Russian Federation	ABB Power and Automation Systems Ltd.	76.20
Russian Federation	B+R Industrial Automation, OOO	100.00
Saudi Arabia	ABB Automation Co. Ltd.	65.00
Saudi Arabia	ABB Contracting Company Ltd.	95.00
Saudi Arabia	ABB Electrical Industries Co. Ltd.	65.00
Saudi Arabia	ABB Service Co. Ltd.	65.00
Saudi Arabia	Saudi SAE Technical Construction Co. Ltd.	100.00
Saudi Arabia	Thomas & Betts Saudi Arabia Limited Liability Co.	100.00
Senegal	ABB Technologies S.A.	99.99
Serbia	ABB d.o.o.	100.00
Singapore	ABB Holdings Pte. Ltd.	100.00
Singapore	ABB Pte. Ltd.	100.00
Singapore	B&R Industrial Automation Pte. Ltd.	100.00
Singapore	Thomas & Betts Asia (Singapore) Pte. Ltd.	100.00
Slovakia	ABB, s.r.o.	100.00
Slovenia	ABB Inzeniring d.o.o.	100.00
South Africa	ABB Holdings (Pty) Ltd.	100.00
South Africa	ABB Investments (Pty) Ltd	51.00
South Africa	ABB South Africa (Pty) Ltd.	74.91
Spain	ABB Ring Motors Spain, SL	100.00
Spain	Asea Brown Boveri S.A.	100.00
Spain	Bernecker & Rainer Automatización Industrial SL	100.00
Sri Lanka	Asea Brown Boveri Lanka (Private) Limited	100.00
Sweden	ABB AB	100.00
Sweden	ABB Financial Services AB	100.00
Sweden	ABB Norden Holding AB	100.00
Sweden	B&R Industriautomation AB	100.00
Sweden	SynerLeap powered by ABB AB	100.00
Switzerland	ABB Asea Brown Boveri Ltd	100.00
Switzerland	ABB Equity Limited	100.00
Switzerland	ABB Finanz AG	100.00
Switzerland	ABB Immobilien AG	100.00
Switzerland	ABB Information Systems Ltd.	100.00
Switzerland	ABB Intra AG	100.00
Switzerland	ABB Investment Holding GmbH	100.00
Switzerland	ABB Management Services Ltd.	100.00
Switzerland	ABB Power Protection SA	100.00
Switzerland	ABB Reinsurance AG	100.00
Switzerland	ABB Research Ltd.	100.00
Switzerland	ABB Schweiz AG	100.00
Switzerland	ABB Sécheron S.A.	100.00
Switzerland	ABB Supply Operations Ltd.	100.00
Switzerland	ABB Turbo Systems AG	100.00
Switzerland	ABB Turbo Systems Holding Ltd.	100.00
Switzerland	ABB Verwaltungs AG	100.00
Switzerland	B&R Industrie-Automation AG	100.00
Switzerland	Keymile GmbH	100.00
Switzerland	Tekomar Engineering Ltd.	100.00
Switzerland	Tekomar Group Ltd.	100.00
Switzerland	Trasfor SA	100.00
Taiwan, Province of China	ABB Ltd.	100.00
Tanzania, United Republic of	ABB Limited	100.00
Thailand	ABB LIMITED	100.00
Thailand	ABB Robotics Machine Tending Limited	100.00
Thailand	Asea Brown Boveri Holding Ltd.	100.00
Thailand	Kent Meters (Thailand) Ltd.	100.00
Tunisia	ABB Maghreb Services S.A.	99.93
Tunisia	L'Ebenoid Production	100.00
Turkey	ABB Elektrik Sanayi A.S.	99.99
Turkey	ABB Ihracat Ticaret Ve Elektrik Sanayi AS	99.99
Turkey	BR Endüstriyel Otomasyon Sanayi ve Ticaret Limited Sirketi	100.00
Uganda	ABB Ltd.	100.00
Ukraine	ABB Ltd.	100.00
United Arab Emirates	ABB Automation L.L.C.	49.00
United Arab Emirates	ABB FZ-LLC	100.00
United Arab Emirates	ABB Global Marketing FZ LLC	100.00
United Arab Emirates	ABB Industries (L.L.C.)	49.00
United Arab Emirates	ABB Industries FZ	100.00
United Arab Emirates	ABB Transmission & Distribution Limited LLC	49.00
United Kingdom	ABB Combined Heat and Power Ltd.	100.00
United Kingdom	ABB Enterprise Software UK Limited	100.00
United Kingdom	ABB Holdings Limited	100.00
United Kingdom	ABB Investments Ltd.	100.00
United Kingdom	ABB Limited	100.00
United Kingdom	ABB Service Limited	100.00
United Kingdom	B & R Industrial Automation Ltd.	100.00
United Kingdom	Cable Management Products Ltd.	100.00
United Kingdom	Dynamotive Limited	100.00
United Kingdom	PMA UK Limited	100.00
United Kingdom	Thomas & Betts Limited (U.K.)	100.00
United Kingdom	Ventyx Pty Ltd	100.00
United Kingdom	W.J. Furse & Co. Ltd.	100.00
United States	ABB Enterprise Software Inc. (Georgia)	100.00
United States	ABB Finance (USA) Inc. (Delaware)	100.00
United States	ABB Holdings Inc. (Delaware)	100.00
United States	ABB Inc. (Delaware)	100.00
United States	ABB Susa Inc. (New York)	100.00
United States	ABB Treasury Center (USA), Inc. (Delaware)	100.00
United States	B&R Industrial Automation Corp. (Georgia)	100.00
United States	Baldor Electric Company (Missouri)	100.00
United States	Combustion Engineering Inc. (Delaware)	100.00
United States	Dutch L.P. Inc. (Delaware)	100.00
United States	Edison Holding Corporation (Delaware)	100.00
United States	Jennings Technology Company, LLC (Delaware)	100.00
United States	KEC Acquisition Corporation (Delaware)	100.00
United States	Kuhlman Electric Corporation (Delaware)	100.00
United States	Power-One Renewable Energy Solutions Asia Pacific LLC (Delaware)	100.00
United States	Power-One Renewable Energy Solutions LLC (Delaware)	100.00
United States	Power-One, Inc (Delaware)	100.00
United States	Thomas & Betts Caribe Corp. (Delaware)	100.00
United States	Thomas & Betts Corporation (Tennessee)	100.00
United States	Thomas & Betts Europe Inc (Delaware)	100.00
United States	Thomas & Betts International LLC (Delaware)	100.00
United States	Thomas & Betts Power Solutions II LLC (Delaware)	100.00
United States	Thomas & Betts Power Solutions LLC (Delaware)	100.00
United States	Verdi Holding Corporation (Delaware)	100.00
Viet Nam	ABB Ltd.	100.00
Zambia	ABB Ltd.	100.00
Zimbabwe	ABB (Private) Ltd.	100.00